EXHIBIT 12(b)

   CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, John J. Kelley, President & Chief Executive Officer of WT Mutual Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 3, 2010           /s/ John J. Kelley
         -----------------           -------------------------------------------
                                     John J. Kelley, President & Chief
                                     Executive Officer
                                     (principal executive officer)


I, John C. McDonnell, Vice President & Chief Financial Officer of WT Mutual Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 3, 2010           /s/ John C. McDonnell
         -----------------           -------------------------------------------
                                     John C. McDonnell, Vice President & Chief
                                     Financial Officer
                                     (principal financial officer)